SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Schedule of Estimated Cost of Providing Promotional Allowances (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Other Income and Expenses [Abstract]
Rooms	$ 30,865	$ 24,625	$ 22,282
Food and beverage	79,719	64,676	53,941
Entertainment, retail and others	16,057	9,365	7,683
Total casino expenses	$ 126,641	$ 98,666	$ 83,906